STATEMENT OF ADDITIONAL INFORMATION
                      -----------------------------------

                              HOLLAND BALANCED FUND

      375 Park Avenue, New York, New York 10152 - Phone No.(800)30-HOLLAND
                                 [800-304-6552]


                                ---------------

     Holland Balanced Fund (the "Fund") is a no-load diversified portfolio of Holland Series Fund, Inc., an open-end management investment company. The Fund is designed to provide investors with a convenient and professionally managed vehicle for seeking a high total investment return. Total investment return is the aggregate of dividend and interest income and realized and unrealized capital value changes. The Fund seeks to achieve high total investment return from a combined portfolio of equity and investment grade fixed-income securities. There can be no assurance that the Fund's objective will be attained.

                                ---------------

     This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated January 28, 2002 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.

                                ---------------

                  Holland & Company L.L.C. - Investment Adviser

                      ALPS Distributors, Inc. - Distributor

                                ---------------

The date of this Statement of Additional Information is January 28, 2002, as supplemented on March 21, 2002.

                                Table of Contents
                                -----------------
                                                                           Page
                                                                           ----

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES...    3

INVESTMENT RESTRICTIONS...................................................    4

MANAGEMENT OF THE FUND....................................................    6

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.......................   10

REDEMPTION OF SHARES......................................................   11

PORTFOLIO TRANSACTIONS AND BROKERAGE......................................   11

DETERMINATION OF NET ASSET VALUE..........................................   12

PERFORMANCE DATA..........................................................   12

SHAREHOLDER SERVICES......................................................   14

DIVIDENDS AND DISTRIBUTIONS...............................................   15

TAXATION..................................................................   15

ADDITIONAL INFORMATION....................................................   19

DISTRIBUTOR...............................................................   20

FINANCIAL STATEMENTS......................................................   20

    ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

Repurchase Agreements

     The Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. Repurchase agreements may be characterized as loans which are collateralized by the underlying securities. The Fund will enter into repurchase agreements only with respect to obligations that could otherwise be purchased by the Fund. The Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the investment adviser, Holland & Company L.L.C. (the "Investment Adviser"), based on guidelines established by the Fund's Board of Directors (the "Directors"), are deemed creditworthy. The Investment Adviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. The Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, the Fund could experience losses that include: (i) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto;
(ii) additional expenses to the Fund for enforcing those rights; (iii) possible loss of all or part of the income or proceeds of the repurchase agreement; and
(iv) possible delay in the disposition of the underlying security pending court action or possible loss of rights in such securities. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by the Fund.

Securities with Limited Trading Market

     The Fund may invest up to 15% of the value of its total assets in illiquid securities, such as "restricted securities" which are illiquid, and securities that are not readily marketable. If the Fund has a substantial position in securities with limited trading markets, its activities could have an adverse effect upon the liquidity and marketability of those securities. Investments in securities which are "restricted" may involve added expenses should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value.

Firm Commitments and When-Issued Securities

     The Fund may purchase securities on a firm commitment basis, including when-issued securities. A purchase of when-issued securities refers to a transaction made conditionally because the securities, although authorized, have not been issued. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. The Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Borrowing

     The Fund may borrow in certain limited circumstances. See "Investment Restrictions." Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of the Fund's portfolio. Although the principal of any borrowing will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the Investment Adviser's strategy and the ability of the Fund to comply with certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"), in order to provide "pass-though" tax treatment to shareholders. Furthermore, if the Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund's shares by increasing the Fund's interest expense.

Warrants

     The Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Foreign Securities

     In addition to risks identified in the Prospectus, other investment risks associated with foreign securities include the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might adversely affect payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign sub custodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign sub custodian in the event of the sub custodian's bankruptcy. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations.

Sovereign Debt

     Investment in certain debt obligations issued or guaranteed by a government, its agencies or instrumentalities ("Sovereign Debt") involves a high degree of risk. The governmental entity that controls the repayment of Sovereign Debt may not be willing or able to repay the principal and/or interest when due in accordance with the terms of such debt. Holders of Sovereign Debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. A foreign sovereign itself would not be subject to traditional bankruptcy proceedings by which Sovereign Debt on which it has defaulted may be collected in whole or in part, and certain sovereign entities may not be subject to such proceedings. Further, the Fund may have difficulty disposing of certain Sovereign Debt obligations, as there may be a thin trading market for such securities.

                            INVESTMENT RESTRICTIONS

     In addition to the investment restrictions set forth in the Prospectus, the Fund has adopted the following restrictions and policies relating to the investment of its assets and its activities. The Fund may not:

     1.  Make investments for the purpose of exercising control or management.


     2. Purchase securities of other investment companies except as permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), or in connection with a merger, consolidation, acquisition or reorganization.

     3. Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     4.  Purchase or sell commodities or commodity contracts.

     5. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in selling portfolio securities.

     6. Make loans, except that (a) the Fund may purchase and hold debt securities in accordance with its investment objective(s) and policies,
         (b) the Fund may enter into repurchase agreements with respect to portfolio securities, subject to applicable limitations of its investment policies, and (c) delays in the settlement of securities transactions will not be considered loans.

     7. Purchase any securities on margin, except that the Fund may (i) purchase delayed delivery or when-issued securities, and (ii) obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities.

     8.  Sell securities short.

     9. Purchase securities of issuers which it is restricted from selling to the public without registration under the Securities Act if by reason thereof the value of its aggregate investment in such securities will exceed 10% of its total assets.

     10. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

     11. Purchase or sell interests in oil, gas or other mineral exploration or development programs provided, however, that this shall not prohibit the Fund from purchasing publicly-traded securities of companies engaging in whole or in part in such activities.

     12. Purchase or retain any securities of an issuer if one or more persons affiliated with the Fund owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning 1/2 of 1% together own beneficially more than 5% of such securities.

     13. Invest more than 5% of its total assets in securities of unseasoned issuers (other than securities issued or guaranteed by U.S. federal or state or foreign governments or agencies, instrumentalities or political subdivisions thereof) which, including their predecessors, have been in operation for less than three years.

     14. Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets or if, as a result, more than 2% of the Fund's net assets would be invested in warrants that are not listed on the American Stock Exchange or the New York Stock Exchange.

     15. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, if immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this restriction.

     16. Borrow money (including entering into reverse repurchase agreements) except as a temporary measure for extraordinary or emergency purposes, and in no event in excess of 15% of the value of the Fund's total assets at the time the borrowing is made, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase any securities at any time while such borrowings exceed 5% of the value of its total assets).

     17. Invest more than 25% of the total assets of the Fund in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by the Fund).

     Investment restrictions (1) through (6) and (15) through (17) described above are fundamental policies of the Fund and may be changed only with the affirmative vote of the holders of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Restrictions (7) through (14) are non-fundamental policies of the Fund and may be changed by a majority of the Board of Directors of the Fund. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets in any security or other asset, such percentage limitation shall be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered when determining whether that investment complies with the Fund's investment policies and limitations.

                             MANAGEMENT OF THE FUND

Directors and Officers

     The Board of Directors is responsible for the overall management of the Fund, including, but not limited to, the general supervision of services performed by the Adviser, Custodian, Distributor, Administrator and Transfer Agent. The Directors and executive officers of the Fund and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each officer and Director is 375 Park Ave., New York, New York 10152. Each Director shall serve until he or she dies, resigns or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Directors and until the election and qualification of his or her successor.

                                                                               Number of
                                                                               ---------
                                                                               Portfolios in
                                                                               -------------
                       Position(s)   Term of Office   Principal Occupation     Fund Complex
                       ----------    --------------   --------------------     ------------
Name, Address,         Held with     and Length of    During Past Five         Overseen by     Other Directorships
-------------          ---------     -------------    ----------------         -----------     -------------------
and Age                Fund          Time Served      Years                    Director        Held by Director
-------                ----          -----------      -----                    --------        ----------------

Interested Director:
--------------------
Michael F. Holland     Director      Term: Unlimited  Holland & Company       1               Trustee, State Street
                       and                            L.L.C., Chairman, 1995                  Master Funds; Trustee,
Age: 57                President     Elected: 9/95    - present.                              State Street Institutional
                                                                                              Investment Trust; and
                                                                                              Trustee, China Fund,
                                                                                              Inc.

Non-Interested
--------------

                                                                                 Number of
                                                                                 ---------
                                                                                 Portfolios in
                                                                                 -------------
                         Position(s)  Term of Office   Principal Occupation      Fund Complex
                         -----------  --------------   --------------------      ------------
Name, Address,           Held with    and Length of    During Past Five          Overseen by    Other Directorships
-------------            ---------    -------------    ----------------          -----------    -------------------
and Age                  Fund         Time Served      Years                     Director       Held by Director
-------                  ----         -----------      -----                     --------       ----------------

Directors:
----------

Sheldon S. Gordon        Director     Term: Unlimited  Union Bancaire Privee     1              Director, Ametck, Inc.;
Rhone Group LLC                                        International Holdings,                  Director, Anagel-
630 Fifth Avenue                      Elected: 9/95    Inc. (Financial                          American Shipholdings
New York, NY 10111                                     Services), Chairman,                     Limited; Director,
                                                       1996 - Present; Union                    Gulfmark Offshore
Age: 65                                                Bancaire Privee Assett                   Inc.; Director, Union
                                                       Management LLC,                          Bancaire Privee;
                                                       Chairman, 1996 -                         Director, New York
                                                       present; and Rhone                       Eye & Ear Infirmary;
                                                       Group LLC, Chairman,                     Director, Continum
                                                       1996 - present.                          Health Partners, Inc.;
                                                                                                and Director, Island
                                                                                                Community Medical
                                                                                                Services, Inc.

Herbert S. Winokur, Jr.  Director     Term: Unlimited  Chairman and Chief        1              Director, Enron Corp.;
Capricorn Holdings,                                    Executive Officer,                       Director, Mrs. Fields
GP                                    Elected: 9/95    Capricorn Holdings,                      Famous Brands, Inc.;
30 East Elm Street                                     Inc. (Investment                         Director, CCC
Greenwich, CT 06902                                    Company), Managing                       Information Services
                                                       General Partner,                         Group, Inc.; Director,
Age: 58                                                Capricorn Investors,                     DynCorp; and Director,
                                                       L.P., Capricorn                          NATCO Group, Inc.
                                                       Investors II, L.P.,
                                                       Capricorn Investors III,
                                                       L.P., 1987 - present.

Desmond G. FitzGerald    Director     Term: Unlimited  Chairman, North           1              Trustee, Deutsche
North American                                         American Properties                      Asset Management VIT
Properties Group 16                   Elected: 9/95    Group (Real Estate),                     Funds; Chairman, U.S.
School Street                                          1987 - present.                          Guaranteed Finance
Rye, NY 10580                                                                                   Corp.; Advisory
                                                                                                Director, Bank of New
Age: 57                                                                                         York; and Director,
                                                                                                Hilliard Farbert & Co.,
                                                                                                Inc.

Jeff C. Tarr             Director     Term: Unlimited  Chairman, Junction        1              None
Junction Advisors                                      Advisors (Financial
9 West 57(th) Street,                 Elected: 9/95    Services), 1981 -
Suite 4650                                             present.
New York, NY 10019

Age: 57


Officers:
---------

                                                                       Number of
                                                                       ---------
                                                                       Portfolios in
                                                                       -------------
                Position(s)  Term of Office   Principal Occupation     Fund Complex
                ----------   --------------   --------------------     ------------
Name, Address,  Held with    and Length of    During Past Five         Overseen by    Other Directorships
--------------  ---------    -------------    ----------------         -----------    -------------------
and Age         Fund         Time Served      Years                    Director       Held by Director
-------         ----         -----------      -----                    --------       ----------------

Tana Tselepis   Secretary    Term: Unlimited  Salomon Brothers Asset   N/A            N/A
                and                           Management (Financial
Age: 66         Treasurer    Elected: 5/99    Services), Vice
                                              President and Chief
                                              Compliance Officer,
                                              1995 - 1997; Consultant
                                              to Holland & Company,
                                              LLC, 1997 - 1999;
                                              Secretary and Treasurer
                                              of the Fund, 1999 -
                                              present.

     As of December 31, 2001 none of the non-interested Directors had any ownership of securities of the Investment Adviser, ALPS Distributors, Inc. (the "Distributor") or any affiliated person of Investment Adviser or Distributor. As of December 31, 2001, the Investment Adviser is controlled by Michael Holland, its managing member and owner of a 99% interest in the limited liability company.

     The following table sets forth information describing the dollar range of equity securities beneficially owned by each Director in the Fund as of December 31, 2001.

Name of Director              Dollar Range of Equity Securities in the Fund

Michael F. Holland            Over $100,000
Sheldon S. Gordon             Over $100,000
Herbert S. Winokur, Jr.       None
Desmond G. FitzGerald         None
Jeff C. Tarr                  Over $100,000

     The Fund pays each non-interested Director an annual fee, paid quarterly, of $3,000 plus $500 per meeting attended and pays all Directors' actual out-of-pocket expenses relating to attendance at meetings. The Fund does not provide any pension or retirement benefits to its Directors. The Fund pays all compensation and expenses of the officers of the Fund. The Fund does not provide any pension or retirement benefits to its Directors or officers. The following table details the compensation paid to the Fund's Directors for the fiscal year ended September 30, 2001.

      Directors' Compensation Table for the Year Ended September 30, 2001
      -------------------------------------------------------------------

                                                Pension or
                            Aggregate  Retirement Benefits         Total Compensation
                         Compensation   Accrued as Part of         From Fund and Fund
Name and Position           from Fund        Fund Expenses  Complex Paid to Directors
-----------------        ------------  -------------------  -------------------------

Michael F. Holland                 $0                   $0                         $0
Sheldon S. Gordon               5,000                   $0                      5,000
Herbert S. Winokur, Jr.         5,000                   $0                      5,000
Desmond G. FitzGerald           5,000                   $0                      5,000
Jeff C. Tarr                    5,000                   $0                      5,000

     The Board of Directors has established an Audit Committee. The Audit Committee is composed of all the non-interested Directors. The Audit Committee meets once a year, or more often as required, in conjunction with meetings of the Board of Directors. The Audit Committee oversees and monitors the Fund's internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee recommends to the full Board of Directors the appointment of auditors for the Fund. The Audit Committee also reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services performed. It reviews the qualifications of the auditor's key personnel involved in the foregoing activities and monitors the auditor's independence. During the fiscal year ended September 30, 2001, the Audit Committee held one meeting.

Management and Advisory Arrangements

     Reference is made to "Management - Investment Adviser" in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.

     The investment advisory agreement dated September 28, 1995 with the Investment Adviser (the "Investment Advisory Agreement") provides that, subject to the direction of the Board of Directors of the Fund, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors. The Investment Adviser provides the portfolio manager for the Fund, who considers analyses from various sources, makes the necessary investment decisions and places transactions accordingly. As compensation for its services to the Fund, the Investment Adviser is entitled to receive monthly compensation at the annual rate of 0.75% of the average daily net assets of the Fund. For the fiscal year ended September 30, 2001, the Investment Adviser received net fees of $439,639 after voluntary fee waivers of $61,922. For the year ended September 30, 2000, the Investment Adviser received net fees of $378,409 after voluntary fee waivers of $32,015. For the year ended September 30, 1999, the Investment Adviser received net fees of $255,017 after voluntary fee waivers of $51,042.

     Investment decisions for the Fund are made independently from those of other accounts managed by the Investment Adviser. Securities held by the Fund also may be held by, or be appropriate investments for, other investment advisory clients of the Investment Adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Fund or other advisory clients of the Investment Adviser arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or the size of the position obtained or sold.

     The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and all the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement. The Fund pays all other expenses incurred in the operation of the Fund including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information, charges of the custodian and the transfer agent, expenses of redemption of shares, Securities and Exchange Commission (the "Commission") fees, expenses of registering the shares under federal and state securities laws, fees and expenses of unaffiliated Directors, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

     Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund. The continuation of the Investment Advisory Agreement was most recently approved by the Board of Directors on May 24, 2001. In determining to continue the Investment Advisory Agreement, the Board considered all information reasonably necessary to evaluate the terms of the Investment Advisory Agreement, including (i) the nature, quality and scope of services provided; (ii) the revenue and profit of the Adviser resulting from the relationship to the Fund; (iii) economies of scale; (iv) the competitiveness of the Fund's fees, costs and expense ratios; and (v) the policies and practices of the Adviser with respect to portfolio transactions for the Fund.

     In approving the continuance of the Investment Advisory Agreement, the Board, after considering the factors listed above and reviewing various materials and reports, concluded that (i) the Adviser and its personnel were sufficiently experienced and qualified to provide investment advisory services for the Fund; (ii) the profitability of the Adviser for providing services to the Fund was fair and reasonable; (iii) the Fund's performance results were competitive compared to other funds with similar investment objectives; and
(iv) the Fund's expense ratios were fair and reasonable compared to other funds with similar investment objectives.

Administrator

     State Street Bank and Trust Company (the "Administrator") acts as the Fund's administrator pursuant to an administration agreement (the "Administration Agreement"). Pursuant to the Administration Agreement, dated June 1, 1999, the Administrator is responsible for providing certain administrative services to the Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund other than investment advisory activities, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. The Fund pays the Administrator a monthly fee at the annual rate of 0.10% of the Fund's average daily net assets up to $100 million, 0.08% of the next $100 million, and 0.06% of those assets in excess of $200 million, and the Administrator is entitled to reimbursement from the Fund for its out-of-pocket expenses incurred under the Administration Agreement. The Administrator will be paid a minimum fee of $5,000 per month for the first year and a minimum fee of $7,000 per month thereafter for services provided to the Fund. For the fiscal year ended September 30, 2001, the Administrator received net fees of $84,283. For the year ended September 30, 2000, the Administrator received net fees of $66,000. For the year ended September 30, 1999, the Administrator received net fees of $53,046.

Codes of Ethics

     The Fund, the Investment Adviser and the Distributor have adopted codes of ethics that are designed to ensure that the interests of Fund shareholders come before the interests of those involved in managing the Fund. The codes of ethics, among other things, prohibit management personnel from investing in initial public offerings and require pre-approval for investments in private placements. The Fund's non-interested Directors are prohibited from purchasing or selling any security if they know or reasonably should have known at the time of the transaction that, within the most recent 15 days, the security is being or has been considered for purchase or sale by the Fund, or is being purchased or sold by the Fund.

              CONTROL PERSONS and PRINCIPAL HOLDERS OF SECURITIES

     As of December 31, 2001, the following person held 5 percent or more of the outstanding shares of the Holland Balanced Fund:


Name and Address              Number of Shares      Percentage
----------------              ----------------      ----------

DLJ                           608,897.413 shares    14.93%
PO Box 2052
Jersey City, NJ 07303

CHARLES SCHWAB & CO           360,133.502 shares    8.83%
101 Montgomery Street
San Francisco, CA 94104

     As of December 31, 2001, the officers and directors of the Fund as a group owned 2.93% percent of the outstanding shares of the Fund.

                              REDEMPTION OF SHARES

     Reference is made to "Redeeming Shares" in the Prospectus for certain information as to the redemption and repurchase of Fund shares.

     The right to redeem shares or to receive payment with respect to any such redemption may only be suspended for any period during which trading on the New York Stock Exchange is restricted as determined by the Commission or such Exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

     The Fund may redeem shares if, in the opinion of the Fund, ownership of the shares has or may become concentrated to an extent which would cause the Fund to be deemed a personal holding company within the meaning of the Code.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policy established by the Board of Directors, the Investment Adviser is primarily responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. The Fund anticipates that its annual portfolio turnover rate generally will not exceed 100%. The actual portfolio turnover for the years ended September 30, 2001, 2000 and 1999 were 19.63%, 17.99% and 15.76%, respectively.

     Fixed-income securities, certain short-term securities and certain equities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Equity securities may also be purchased or sold through brokers who will be paid on commission. For the years ended September 30, 2001, 2000 and 1999, the Fund paid brokerage commissions of $20,254, $25,275 and $13,106, respectively. In selecting brokers and dealers, it is the policy of the Fund to obtain the best results taking into account factors such as the general execution and operational facilities of the brokers or dealer, the type and size of transaction involved, the creditworthiness and stability of the broker or dealer, execution and settlement capabilities, time required to negotiate and execute the trade, research services and the Investment Adviser's arrangements related thereto (as described below), overall performance, the dealer's risk in positioning the securities involved and the broker's commissions and dealer's spread or mark-up. While the Investment Adviser generally seeks the best price in placing its orders, the Fund may not necessarily be paying the lowest price available.

     Notwithstanding the above, in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Investment Adviser may select brokers who charge a commission in excess of that charged by other brokers if the Investment Adviser determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the Investment Adviser by such brokers. Research services generally consist of research and statistical reports or oral advice from brokers regarding particular companies, industries or general economic conditions. The Investment Adviser may also, in compliance with applicable law, enter into arrangements with brokers pursuant to which such brokers provide research in exchange for a certain volume of brokerage transactions to be executed through such broker. While the payment of higher commissions increases the Fund's costs, the Investment Adviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as the Fund's investment manager. The Investment Adviser's arrangements for the receipt of research services from brokers may create conflicts of interest.

     Research services furnished to the Investment Adviser by brokers who effect securities transactions for a Fund may be used by the Investment Adviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the Investment Adviser by brokers who effect securities transactions for other investment companies and accounts which the Investment Adviser manages may be used by the Investment Adviser in servicing the Fund. Not all of these research services are used by the Investment Adviser in managing any particular account, including the Fund.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of the shares of the Fund is determined once daily Monday through Friday as of the time of the close of regularly scheduled trading on the New York Stock Exchange on each day during which such Exchange is open for trading. The New York Stock Exchange is not open on New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day or Christmas Day. The net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the investment advisory fees payable to the Investment Adviser, are accrued daily.

     Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

                                PERFORMANCE DATA

     The Fund's "average annual total return" figures described and shown in the Prospectus are computed according to a formula prescribed by the Commission. The formula can be expressed as follows:

                                  P(1+T)(n)=ERV

          Where:

          P    =    a hypothetical initial payment of $1000.
          T    =    average annual total return.
          n    =    number of years.
          ERV  =    Ending Redeemable Value of a hypothetical $1,000 payment
                    made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, assuming reinvestment of all dividends and distributions.

     The Fund's average annual total returns for the 1- and 5-year periods, and the period from Commencement of Operations (October 2, 1995) through September 30, 2001 are as follows:

          1-year                                             (15.78)%
          5-year                                               6.68%
          Commencement of Operations (October 2, 1995)         8.13%

     The Fund's "average annual total return after taxes on distributions" figures described and shown in the Prospectus are computed according to a formula prescribed by the Commission. The formula can be expressed as follows:

                                 P(1+T)(n)=ATV(D)

          Where:

          P      =    a hypothetical initial payment of $1000.
          T      =    average annual total return.
          n      =    number of years.
          ATV(D) =    ending value of a hypothetical $1,000 payment made at the
                      beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions but not after taxes on redemption.

     The Fund's average annual total returns after taxes on distributions for the 1- and 5-year periods, and the period from Commencement of Operations (October 2, 1995) through September 30, 2001 are as follows:

          1-year                                             (16.36)%
          5-year                                               5.87%
          Commencement of Operations (October 2, 1995)         7.33%

     The Fund's "average annual total return after taxes on distributions and redemptions" figures described and shown in the Prospectus are computed according to a formula prescribed by the Commission. The formula can be expressed as follows:

                                P(1+T)(n)=ATV(DR)

          Where:

          P         =    a hypothetical initial payment of $1000.
          T         =    average annual total return.
          n         =    number of years.
          ATV(DR)   =    ending value of a hypothetical $1,000 payment made at
                         the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions and redemption.

     The Fund's average annual total returns after taxes on distributions and redemptions for the 1- and 5-year periods, and the period from Commencement of Operations (October 2, 1995) through September 30, 2001 are as follows:

          1-year                                              (9.51)%
          5-year                                               5.09%
          Commencement of Operations (October 2, 1995)         6.33%

          In addition to total return, the Fund may quote performance in terms of a 30-day yield. The yield figures provided will be calculated according to a formula prescribed by the Commission and can be expressed as follows:

                       (a-b)
                       -----
          Yield =   2[(cd +1)(6) - 1 ]

Where:    a =     dividends and interest earned during the period.
          b =     expenses accrued for the period (net of reimbursements).
          c =     the average daily number of shares outstanding during the
                  period that were entitled to receive dividends.
          d =     the maximum offering price per share on the last day of the period.

     For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market value of the debt obligations.

     Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations during the 30-day or one month period. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

     The Fund's performance will vary from time to time depending on market conditions, the composition of its portfolio and operating expenses. Consequently, any given performance quotation should not be considered representative of the performance of the Fund for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in shares of the Fund with certain bank deposits or other investments that may pay a fixed return for a stated period of time. Investors comparing the Fund's performance with that of other mutual funds should give consideration to the nature, quality and maturity of the respective investment companies' portfolio securities and market conditions. An investor's principal is not guaranteed by the Fund.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services described below which are designed to facilitate investment in its shares. Full details as to each of such services and copies of the various plans described below can be obtained from the Fund, the Distributor or ALPS Mutual Funds Services, Inc. (the "Transfer Agent").

Investment Account

     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements from the Transfer Agent after each share transaction, including reinvestment of dividends and capital gains distributions, showing the activity in the account since the beginning of the year. Shareholders may make additions to their Investment Account at any time by mailing a check directly to the Transfer Agent. Share certificates will not be issued by the Transfer Agent.

Automatic Investment Plan

     A shareholder may elect to establish an Automatic Investment Plan pursuant to which funds will automatically be transferred from a bank account to be invested in the Fund. The bank at which the bank account is maintained must be a member of the Automated Clearing House. Automatic investments can be no more frequent than monthly and must be a minimum of $50. The Fund will debit the specified amount from the account and the proceeds will be invested at the Fund's offering price determined on the date of the debit.

Automatic Clearing House Purchases

     An investor may, at his or her request, make additional investments in the Fund by giving his or her bank a voided check with pre-arranged instructions to withdraw funds from his or her bank account and deposit such funds into his or her Holland Balanced Fund account.

Automatic Reinvestment of Dividends and Capital Gains Distributions

     Unless specific instructions are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be reinvested automatically in additional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund, without sales charge, as of the close of business on the ex-dividend date of the dividend or distribution. Shareholders may elect in writing to receive either their dividends or capital gains distributions, or both, in cash, in which event payment will be mailed on the payment date.

     Shareholders may, at any time, notify the Transfer Agent in writing that they no longer wish to have their dividends and/or capital gains distributions reinvested in shares of the Fund or vice versa and, commencing ten days after receipt by the Transfer Agent of such notice, those instructions will be effected.

Individual Retirement Accounts (IRA)

     A prototype IRA is available, which has been approved as to form by the Internal Revenue Service ("IRS"). Contributions to an IRA made available by the Fund may be invested in shares of the Fund.

     State Street Bank & Trust Company (the "Custodian") has agreed to serve as custodian of the IRA and furnish the services provided for in the Custodial Agreement. The Custodian will charge each IRA an application fee as well as certain additional fees for its services under the Custodial Agreement. In accordance with IRS regulations, an individual may revoke an IRA within seven calendar days after it is established.

     Contributions in excess of the allowable limits, premature distributions to an individual who is not disabled before age 59-1/2 or insufficient distributions after age 70-1/2 will generally result in substantial adverse tax consequences.

     For information required for adopting an IRA, including information on fees, obtain the form of Custodial Agreement and related materials, including disclosure materials, available from the Fund. Consultation with a financial adviser regarding an IRA is recommended.

                          DIVIDENDS AND DISTRIBUTIONS

     The Fund intends to distribute all its net investment income, if any. Dividends from such net investment income will be paid quarterly. All net realized long-term or short-term capital gains, if any, will be distributed to the Fund's shareholders at least annually. See "Shareholder Services - Automatic Reinvestment of Dividends and Capital Gains Distributions" for information concerning the manner in which dividends and distribution may be reinvested automatically in shares of the Fund.

                                    TAXATION

     The following is a general summary of certain federal income tax considerations affecting the Fund and its shareholders and, except as otherwise indicated, reflects provisions of the Code as of the date of this Prospectus. No attempt is made to present a detailed explanation of all federal, state, local and foreign income tax considerations, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers regarding an investment in the Fund.

The Fund

     The Fund has qualified and intends to continue to qualify as a "regulated investment company" for federal income tax purposes under Subchapter M of the Code. In order to so qualify, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (including, but not limited to, gains from options, futures or forward contracts); and (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the value of the Fund's assets nor more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets is invested in the securities of any issuer (other than U.S. Government securities or the securities of other regulated investment companies) or of any two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses.

     If the Fund qualifies as a regulated investment company ("RIC") and distributes to its shareholders at least 90% of its net investment income (i.e., its investment company taxable income as that term is defined in the Code without regard to the deduction for dividends paid), then the Fund will not be subject to federal income tax on its net investment income and net capital gain (i.e., the excess of the Fund's net long-term capital gain over its net short-term capital loss) if any, that it distributes to its shareholders in each taxable year. However, the Fund would be subject to corporate income tax (currently at a rate of 35%) on any undistributed net investment income and net capital gain. If the Fund retains amounts attributable to its net capital gain, the Fund expects to designate such retained amounts as undistributed capital gain in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amounts, (ii) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amounts against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income.

     In addition, the Fund will be subject to a nondeductible 4% excise tax on the amount by which the aggregate income it distributes in any calendar year is less than the sum of: (a) 98% of the Fund's ordinary income for such calendar year; (b) 98% of the excess of capital gains over capital losses (both long- and short-term) for the one-year period ending on October 31 of such year; and
(c) 100% of the undistributed ordinary income and gains from prior years. For this purpose, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end.

     The Fund intends to distribute sufficient income so as to avoid both corporate federal income tax and the excise tax.

      If in any year the Fund should fail to qualify as a regulated investment company, the Fund would be subject to federal income tax in the same manner as an ordinary corporation and distributions to shareholders would be taxable to such holders as ordinary income to the extent of the current or accumulated earnings and profits of the Fund. Such distributions would generally qualify for the dividends received deduction available to corporate shareholders. Distributions in excess of current or accumulated earnings and profits would be treated as a tax-free return of capital, to the extent of a holder's basis in its shares, and any excess would be treated as a long- or short-term capital gain.

     The Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds or zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or in securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its basis immediately after it was acquired) if the Fund elects, as it intends, to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any of the foregoing income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to dispose of other securities to be able to make distributions to its investors.

     The Fund's taxable income will in most cases be determined on the basis of reports made to the Fund by the issuers of the securities in which the Fund invests. The tax treatment of certain securities in which the Fund may invest is not free from doubt and it is possible that an IRS examination of the issuers of such securities or of the Fund could result in adjustments to the income of the Fund. An upward adjustment by the IRS to the income of the Fund may result in the failure of the Fund to satisfy the 90% distribution requirement described herein necessary for the Fund to maintain its status as a regulated investment company under the Code. In such event, the Fund may be able to make a "deficiency dividend" distribution to its shareholders with respect to the year under examination to satisfy this requirement. Such distribution will be taxable as a dividend to the shareholders receiving the distribution (whether or not the Fund has sufficient current or accumulated earnings and profits for the year in which such distribution is made). A downward adjustment by the IRS to the income of the Fund may cause a portion of the previously made distribution with respect to the year under examination not to be treated as a dividend. In such event, the portion of distributions to each shareholder not treated as a dividend would be recharacterized as a return of capital and reduce the shareholder's basis in the shares held at the time of the previously made distributions. Accordingly, this reduction in basis could cause a shareholder to recognize additional gain upon the sale of such shareholder's shares.

     Income received by the Fund from sources outside the United States may be subject to withholding and other taxes imposed by countries other than the United States. Because the Fund's investments in foreign securities will be limited, the Fund will not be eligible to elect to "pass-through" to its shareholders any tax benefits associated with any foreign income taxes paid by the Fund.

     Certain of the Fund's investments in structured products may, for federal income tax purposes, constitute investments in shares of foreign corporations. If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of the shares even if the income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund with respect to deferred taxes arising from the distributions or gains. If the Fund were to invest in a PFIC and (if the Fund received the necessary information available from the PFIC, which may be difficult to obtain) elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gains of the PFIC, even if not distributed to the Fund, and the amounts would be subject to the 90% and excise tax distribution requirements described above.

     Alternatively, the Fund may elect to be governed by Section 1296 of the Code. If the election is made, the Fund includes in income each year an amount equal to the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year over the Fund's adjusted basis in such stock at the time. The Fund is allowed a deduction for the excess, if any, of the the taxable year. However, such deductions are allowable only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. The tax basis of PFIC stock is adjusted by the income and deductions recognized. Mark-to-market gains and the allowable deductions will get ordinary gain/loss treatment. Additionally, the holding period of PFIC stock will be deemed to begin on the first day of the following tax year after making the election. For purposes of RIC qualification, mark-to-market gain is treated as a dividend. Any income or loss recognized under section 1296 is treated as U.S. source. Because of the expansive definition of a PFIC, it is possible that the Fund may invest a portion of its assets in PFICs. It is not anticipated, however, that the portion of the Fund's assets invested in PFICs will be material.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of forward contracts denominated in a foreign currency, which gain or losses are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the data of disposition, also are treated as ordinary income or ordinary loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's net investment income available to be distributed to its shareholders as ordinary income, rather than increase or decrease the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as ordinary dividends, reducing each shareholder's basis in his Fund shares. To the extent that such distributions exceed such shareholder's basis, each distribution will be treated as a gain from the sale of shares.

Shareholders

     Distributions. Distributions to shareholders of ordinary income dividends will be taxable as ordinary income whether paid in cash or reinvested in additional shares. It is anticipated that a portion of such dividends will qualify for the dividends received deduction generally available for corporate shareholders under the Code. Shareholders receiving distributions from the Fund in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the additional shares on the date of such distribution. Consequently, if the number of shares distributed reflects a market premium, the amount distributed to shareholders would exceed the amount of the cash distributed to nonparticipating shareholders.

     Distributions to shareholders of net capital gain that are designated by the Fund as "capital gain dividend," will be taxable as long-term capital gain, whether paid in cash or additional shares, and regardless of how long the shares have been held by such shareholders. These distributions will not be eligible for the dividends received deduction. The maximum federal income tax rate currently imposed on individuals with respect to long-term capital gain is 20% (or 18% with respect to capital assets held for more than five years that have a holding period beginning after December 31, 2000), whereas the maximum federal income tax rate currently imposed on individuals with respect to ordinary income (and short-term capital gain, which is taxed at the same rates as ordinary income) is 38.6%. With respect to corporate taxpayers, generally long-term capital gain is taxed at the same federal income tax rate as ordinary income and short-term capital gain.

     Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

     Dividends and distributions by the Fund are generally taxable to the shareholders at the time the dividend or distribution is made (even if paid or reinvested in additional shares). Any dividend declared by the Fund in October, November or December of any calendar year, however, which is payable to shareholders of record on a specified date in such a month and which is not paid on or before December 31 of such year will be treated as received by the shareholders as of December 31 of such year, provided that the dividend is paid during January of the following year. Any distribution in excess of the Fund's net investment income and net capital gain would first reduce a shareholder's basis in his shares and, after the shareholder's basis is reduced to zero, would constitute capital gains to a shareholder who holds his shares as capital assets.

     A notice detailing the tax status of dividends and distributions paid by the Fund will be mailed annually to the shareholders of the Fund.

     Dispositions and Redemptions. Gain or loss, if any, recognized on the sale or other disposition of shares of the Fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of a share of the Fund before holding it for more than six months, any loss on the sale or other disposition of such share shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such share. A loss realized on a sale or exchange of shares may be disallowed if other shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the shares acquired.

                          ____________________________

     Investors should consult their own tax advisors regarding specific questions as to the federal, state, local and foreign tax consequence of ownership of shares in the Fund.

                            ADDITIONAL INFORMATION

Description of Shares

     Holland Series Fund, Inc. was incorporated under Maryland Law on June 27, 1995. The Fund currently is the only organized portfolio of Holland Series Fund, Inc. Holland Series Fund, Inc. has an authorized capital of 1,000,000,000 shares of Common Stock, par value $0.01 per share. All shares are of the same class. Shareholders of the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. Voting rights for Directors are not cumulative. Shares of the Fund issued are fully paid and non-assessable and have no preemptive or conversion rights. Redemption rights are discussed elsewhere herein and in the Prospectus. Each share is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities. Stock certificates will not be issued by the Transfer Agent.

Appropriate Investors

     Investors should carefully consider the Prospectus and Statement of Additional Information when determining whether the Fund is an appropriate investment given their particular investment needs and preferences. An investment in the Fund may provide diversification to an investor whose assets are primarily invested in stocks or bonds alone. The Fund may be an appropriate choice for conservative investors seeking to build wealth over time. The Fund may also be an appropriate choice for: (i) those who want to leave the all-important asset allocation decision to a professional manager; (ii) investors who want to capture some of the stock market's growth potential but with less risk than an all-equity portfolio; and (iii) investors building capital for education or retirement who are looking for a core investment vehicle.

Independent Accountants

     PricewaterhouseCoopers LLP (the "Independent Accountants"), 1177 Avenue of the Americas, New York, New York 10036 has been selected as the Independent Accountants of the Fund. The selection of independent accountants is subject to ratification by the Fund's shareholders at any annual meeting of shareholders held by the Fund. The Independent Accountants are responsible for auditing the financial statements of the Fund.

Custodian and Fund Accounting Agent

     State Street Bank & Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110 acts as custodian and fund accounting agent of the Fund's assets. State Street as custodian is responsible for

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safeguarding and controlling the Fund's cash and securities, handling the delivery of securities and collecting interest and dividends on the Fund's investments. State Street as fund accounting agent is responsible for maintaining the books and records and calculating the daily net asset value of the Fund.

Transfer Agent

     ALPS Mutual Funds Services, Inc. (the "Transfer Agent"), 370 17(th) Street, Suite 3100, Denver, Colorado 80202 acts as the Fund's transfer agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

Legal Counsel

     Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York, 10017 is counsel for the Fund.

Reports to Shareholders

     The fiscal year of the Fund ends on September 30 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by Independent Accountants, is sent to shareholders each year. At the end of each calendar year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.

Additional Information

     The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits thereto, which the Fund has filed with the Commission, under the Securities Act and the 1940 Act, to which reference is hereby made. Information about the Fund can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are also available on the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

                                   DISTRIBUTOR

     ALPS Distributors, Inc., 370 17(th) Street, Suite 3100, Denver, Colorado 80202, serves as distributor (the "Distributor") pursuant to the Distribution Agreement dated June 1, 1999, as amended. Pursuant to the Distribution Agreement, the Fund does not pay the Distributor a distribution fee. The Distributor is not obligated to sell any specific number of shares and will sell shares of the Fund on a continuous basis only against orders to purchase shares.

                              FINANCIAL STATEMENTS

     The Fund's annual Financial Statements for the year ended September 30, 2001 are hereby incorporated by reference in this Statement of Additional Information from the Fund's Annual Report filed with the Commission on November 29, 2001. The Fund's annual report and semi-annual report can be obtained without charge by calling the Fund at (800) 30-HOLLAND [800-304-6552].

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